Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Quarterly Report on Form 10-Q/A of First Transaction Management, Inc. (the “Company”) for the three months ended March 31, 2008, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Susan Schreter, the Chief Executive Officer and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Quarterly Report on Form 10-Q/A for the three months ended March 31, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of First Transaction Management, Inc for such period.

Dated: July 23, 2008	/s/ Susan Schreter

Susan Schreter, Chief Executive and Chief Financial Officer